Federated Index Trust

Federated Max-Cap Index Fund

INSTITUTIONAL SHARES (TICKER FISPX)
INSTITUTIONAL SERVICE SHARES (TICKER FMXSX)
CLASS C SHARES (TICKER MXCCX)
CLASS K SHARES (TICKER FMXKX)

Federated Mid-Cap Index Fund

INSTITUTIONAL SERVICE SHARES (TICKER FMDCX)

SUPPLEMENT TO statements of additional information DATED December 31, 2009

Under the heading entitled, “Voting Proxies on Fund Portfolio Securities,” please delete the last paragraph under the sub-heading entitled “Proxy Voting Policies,” and replace it with the following:

“Finally, due to the nature of the Fund's investment program, the Manager's investment personnel do not perform proprietary research on the securities held by the Fund. With respect to such Fund securities, if the Manager or its affiliates manage another fund and investment personnel provide proprietary research on such securities held in the other fund, the Manager will vote proxies on such securities in accordance with its applicable general guidelines and in the same manner as the proxies are voted with respect to such securities in the other fund. If the Manager's or its affiliates' investment personnel do not provide proprietary research with respect to such securities in either the Fund or another fund, the Manager will vote as recommended by Glass Lewis & Co. and, if none of the previous conditions apply, the Manager will vote as recommended by the subject company's board of directors.”

July 29, 2010

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Q450637 (7/10)